                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 5, 2002

                                   Xfone, Inc.
             (Exact name of registrant as specified in its charter)

             Nevada                       333-67232              11-3618510
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

                 960 High Road, London, United Kingdom, N12 9RY
                    (Address of principal executive offices)

                                011-44-2084469494
                           (Issuer's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                             All Correspondence to:
                          Brenda Lee Hamilton, Esquire
                         Hamilton, Lehrer & Dargan, P.A.
                          2 East Camino Real, Suite 202
                              Boca Raton, FL 33432
                                 (561) 416-8956

Item 5. Other Events and Regulation FD Disclosure.

On December 5, 2002, the Board of Directors of Xfone, Inc. by unanimous written consent took action to amend their bylaws.

Item 7. Financial Statements and Exhibits.

Exhibits

3.5(ii)  Amended Bylaws of Xfone, Inc. dated December 5, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

/s/ Guy Nissenson
-----------------
By: Guy Nissenson
President, Chief Executive Officer, Chief Financial Officer, and
Principal Accounting Officer

Date: December 5, 2002